UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2019

CURE PHARMACEUTICAL HOLDING CORP.
(Exact name of small business issuer as specified in its charter)

1620 Beacon Place, Oxnard, California 93033

(Address of principal executive offices)

(805) 824-0410

(Issuer’s telephone number)

Nevada	333-204857	37-1765151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1620 Beacon Place, Oxnard, California	93033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (805) 824-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 14, 2019 (the “Closing Date”), Cure Pharmaceutical Holding Corp., a Nevada corporation (the “Company”), and CURE Chemistry Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), completed the transactions contemplated by the Agreement and Plan of Merger and Reorganization, dated March 31, 2019 (the “Merger Agreement”), with Chemistry Holdings, Inc., a Delaware corporation (“Chemistry Holdings”). As agreed in the Merger Agreement, the Company acquired Chemistry Holdings pursuant to a merger of the Merger Sub with and into Chemistry Holdings (the “Merger”). Pursuant to the Merger, Chemistry Holdings became a wholly-owned subsidiary of the Company and the stockholders of Chemistry Holdings received shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in exchange for all of the issued and outstanding shares of Chemistry Holdings.

In connection with signing the Merger Agreement, the Company received an investment of $2,000,000 (the “Principal Amount”) from Chemistry Holdings pursuant to a convertible note (the “Note”). Such Note, on the Closing Date, became an intercompany payable and will be cancelled. As a condition to closing, Chemistry Holdings had a cash balance at closing of at least $8,000,000 plus the amount of certain liabilities and expenses (the “Closing Cash Requirement”).

The maximum number of shares of Common Stock that may be issued to the stockholders of Chemistry Holdings in connection with the Merger, including escrowed shares and shares issuable pursuant to earn-out provisions and warrants, is 32,072,283 shares allocated as follows: (i) 5,700,000 shares of Common Stock as upfront consideration issued at the Closing (the “Upfront Consideration”); (ii) 7,128,913 shares to be held in escrow, subject to indemnification and clawback rights that lapse upon the achievement of certain milestones; (iii) 3,207,228 shares that may be issued pursuant to an earn-out over five years upon the achievement of certain technological implementations; (iv) 8,018,071 shares that may be issued pursuant to an earn-out over two years upon the achievement of certain revenue goals; and (v) 8,018,071 shares issuable upon exercise of warrants that become exercisable upon achieving certain revenue goals between the second and fourth anniversary of the Closing Date at an exercise price of $5.01 per share, exercisable, to the extent vested, for five years from the Closing Date.

On the Closing Date, upon the issuance of the pro rata portion of the Upfront Consideration, each share of Chemistry Holdings’ common stock issued and outstanding immediately prior to the closing, other than shares with respect to which the holders have properly perfected a demand for appraisal rights in accordance with applicable law and have not effectively withdrawn such demand, shall be automatically canceled. Chemistry Holdings stockholders shall be subject to a Lock-Up Agreement pursuant to which one-third of the shares issued to Chemistry Holdings stockholders will be released from the lockup 6 months after issuance, one-third of the shares 12 months after issuance and one-third of the shares 18 months after issuance.

The closing of the Merger was subject to several closing conditions, including, among other things, (i) Chemistry Holdings’ founder and CEO, Joshua Held being appointed to the Board of Directors of the Company; (ii) confirmation that the Closing Cash Requirement was met; (iii) certain contract termination and patent assignment conditions specific to Chemistry Holdings; and (iv) other customary closing conditions.

In addition to the shares issued pursuant to the Merger, the Company has undertaken to issue warrants to purchase an additional 4,143,706 shares of Common Stock to certain affiliates of Chemistry Holdings in consideration for consulting and advisory services to be provided following the closing. The warrants will have a four-year term and an exercise price equal to at least $5.01 per share. The issuance of the warrants is conditioned on Cure amending its articles of incorporation to increase its authorized number of shares of Common Stock.

2

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, the Company issued an aggregate of (i) 5,700,000 shares of Common Stock as Upfront Consideration issued at the Closing and (ii) 7,128,913 shares to be held in escrow, subject to indemnification and clawback rights that lapse upon the achievement of certain milestones. Such shares were issued pursuant to exemptions from registration provided by Section 4(a)(2) and the private offering safe harbor provisions of Regulation D of the Securities Act of 1933, as amended, based on the following factors: (i) the number of Chemistry Holdings stockholders, (ii) each of these stockholders was a sophisticated investor as defined in Rule 506(b) of Regulation D, (iii) the provision of appropriate required disclosure required by Regulation D, and (iv) the placement of restrictive legends on the certificates or book-entry notations reflecting the securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement and effective as of the Closing Date, Chemistry Holdings’ founder and CEO, Joshua Held was appointed to the Board of Directors of the Company.

Mr. Held, 33, has served as Chemistry Holdings’ principal executive officer since August 2009. Mr. Held has a Bachelor of Arts degree from California State University, Long Beach.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

The financial statements required by this item will be filed by amendment to this report no later than 71 days after the date on which this report is required to be filed.

(b) Pro forma financial information.

The financial statements required by this item will be filed by amendment to this report no later than 71 days after the date on which this report is required to be filed.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press release, dated May 14, 2019, announcing the completion of the Merger.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CURE PHARMACEUTICAL HOLDING CORP.

Date: May 14, 2019	By:	/s/ Rob Davidson
	Name:	Rob Davidson
	Title:	Chief Executive Officer

4